UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        August 5, 2005
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                        UNITED TENNESSEE BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


       Tennessee                      0-23551                 62-1710108
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
 Incorporation or Organization)      File Number)         Identification Number)

 344 W. Broadway, Newport, Tennessee                          37821-0249
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       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:    (423)623-6088
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.1. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting   material  pursuant  to  Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant  to  Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


Item 3.01 Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.

On August 4, 2005, United Tennessee Bankshares, Inc. (the "Company") was telephonically notified by the Nasdaq Listing Qualifications Department that the Company's July 26, 2005 certification of compliance under Nasdaq Marketplace Rule 4350 (the "Rule") did not comply with the audit, compensation and nominating committee requirements set forth under the Rule. Accordingly, at a meeting of its Board of Directors on August 5, 2005, the Company revised its audit and compensation committee composition as well as its nomination process to comply with the Rule and submitted to Nasdaq a new certification of compliance with the Rule and separately set forth the steps the Company has taken to comply with the Rule.

In written correspondence to the Company dated August 5, 2005, Nasdaq confirmed that the Company was now in compliance with Nasdaq's requirements under the Rule and the matter closed.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNITED TENNESSEE BANKSHARES, INC.


Dated:   August 9, 2005             By:/s/ Richard G. Harwood
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                                      Richard G. Harwood
                                      President and Chief Executive Officer
                                      (Duly Authorized Representative)